EXHIBIT 99.1

                                                   Thursday, February 26, 2004 1

                             New Century Pools
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.


-----------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                         Loans      Principal Balance      Curr WAC      Orig WAM       Am WAM
-----------------------------------------------------------------------------------------------------------------------------------
0001 All Loans                                   2,395       $414,566,743.34         7.071        347.68        348.68
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                   2,395       $414,566,743.34
-----------------------------------------------------------------------------------------------------------------------------------


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:    New Century Pools                February 26, 2004  14:42  PAGE 0001
All         All Loans


 _________________________________________________________________________________________________________________
| Loans | Principal Balance | Curr WAC | Orig WAM | Am WAM | 2/4 Age | 2/4 MTR | Margin | OLTV | COMLTV |    FICO |
|-------|-------------------|----------|----------|--------|---------|---------|--------|------|--------|---------|
| 2,395 |   $414,566,743.34 |    7.071 |   347.68 | 348.68 |    1.10 |   21.89 |  5.526 | 78.60|  84.19 | 628.608 |
 _________________________________________________________________________________________________________________



 __________________________________________________________________________________________________________________________________
| Current Rate      | Principal Balance           | Orig Term            | Rem Term             | AM WAM               | Age       |
|-------------------|-----------------------------|----------------------|----------------------|----------------------|-----------|
| 4.00- 4.49   0.50 | $0 - $25,000           0.21 | 109 - 120 Mth   0.06 | 109 - 120 Mth   0.06 | Missing         4.34 | 0    0.10 |
| 4.50- 4.99   2.77 | $25,000 - $50,000      3.16 | 121 - 180 Mth   2.12 | 121 - 180 Mth   2.12 | 109 - 120 Mth   0.06 | 1   90.29 |
| 5.00- 5.49   2.23 | $50,000 - $100,000     7.34 | 181 - 240 Mth   4.75 | 181 - 240 Mth   4.75 | 121 - 180 Mth   2.12 | 2    8.83 |
| 5.50- 5.99  11.28 | $100,000 - $150,000   12.53 | 241 - 300 Mth   4.43 | 241 - 300 Mth   4.43 | 181 - 240 Mth   4.75 | 3    0.78 |
| 6.00- 6.49  15.81 | $150,000 - $200,000   14.37 | 301 - 360 Mth  88.64 | 301 - 360 Mth  88.64 | 241 - 300 Mth   0.09 |           |
| 6.50- 6.99  23.13 | $200,000 - $250,000   13.68 |                      |                      | 301 - 360 Mth  88.64 |           |
| 7.00- 7.49  11.65 | $250,001 - $275,000    6.34 |                      |                      |                      |           |
| 7.50- 7.99  13.49 | $275,001 - $350,000   19.36 |                      |                      |                      |           |
| 8.00- 8.49   6.56 | $350,001 - $450,000   16.23 |                      |                      |                      |           |
| 8.50- 8.99   5.54 | $450,001 - $550,000    5.16 |                      |                      |                      |           |
| 9.00- 9.49   1.71 | $550,001 - $650,000    1.63 |                      |                      |                      |           |
| 9.50- 9.99   2.82 |                             |                      |                      |                      |           |
|10.00-10.49   0.89 |                             |                      |                      |                      |           |
|10.50-10.99   1.27 |                             |                      |                      |                      |           |
|11.00-11.49   0.12 |                             |                      |                      |                      |           |
|*More*        0.24 |                             |                      |                      |                      |           |
 __________________________________________________________________________________________________________________________________



 __________________________________________________________________________________________________________________
| Geography          | City            | Zip             | FICO           | Orig LTV          | COM LTV            |
|--------------------|-----------------|-----------------|----------------|-------------------|--------------------|
| California   45.04 | LOS ANGE   3.20 | 6902       0.46 | 500-519   4.68 | 0.01-50.00   6.43 |                    |
| New York      9.26 | CHICAGO    1.39 | 95687      0.43 | 520-559  16.88 | 50.01-60.0   2.63 |  50.01-60.0   2.60 |
| Florida       5.48 | SACRAMEN   1.39 | 94591      0.40 | 560-579   7.54 | 60.01-70.0   9.31 |  60.01-70.0   9.03 |
| Massachuset   3.80 | SAN JOSE   1.30 | 94531      0.38 | 580-619  11.76 | 70.01-75.0   7.28 |  70.01-75.0   7.16 |
| Washington    3.38 | LAS VEGA   1.08 | 11208      0.36 | 620-649  15.54 | 75.01-80.0  22.84 |  75.01-80.0  12.88 |
| Illinois      3.06 | BROOKLYN   0.99 | 94602      0.35 | 650-699  29.54 | 80.01-85.0  21.35 |  80.01-85.0  20.03 |
| Texas         2.60 | OAKLAND    0.88 | 95758      0.34 | 700-749  10.57 | 85.01-90.0  21.55 |  85.01-90.0  21.53 |
| Colorado      2.35 | BRONX      0.78 | 94541      0.34 | 750-799   3.37 | 90.01-95.0   6.09 |  90.01-95.0   7.85 |
| Hawaii        2.02 | MIAMI      0.75 | 92688      0.34 | 800+      0.11 | 97.01-100.   2.51 |  95.01-97.0   0.23 |
| Connecticut   1.95 | SAN DIEG   0.73 | 11717      0.34 |                |                   |  97.01-100.  16.46 |
| Nevada        1.59 | STOCKTON   0.67 | 91710      0.33 |                |                   | 100.01-103.   0.01 |
| Arizona       1.58 | SALINAS    0.64 | 91739      0.32 |                |                   |                    |
| *More*       17.91 | *More*    86.22 | *More*    95.62 |                |                   |                    |
 __________________________________________________________________________________________________________________



 ____________________________________________________________________________________________________________________
| Property Type        | Occupancy         | Purpose                   | Doc                            | Lien       |
|----------------------|-------------------|---------------------------|--------------------------------|------------|
| One            73.60 | Primary Re  92.98 | Cashout Refi        61.94 | 3- Stated doc            79.52 | 1    95.60 |
| 2-4 Unit       11.60 | Investment   5.98 | Purchase            33.15 | 5- Full doc              19.30 | 2     4.40 |
| Pud-Detached    8.57 | Second Hom   1.05 |  TERM REFI           4.91 | 4- Limited 12mos bk stm   1.18 |            |
| Condo           4.56 |                   |                           |                                |            |
| Pud-Attached    1.66 |                   |                           |                                |            |
|                      |                   |                           |                                |            |
|                      |                   |                           |                                |            |
|                      |                   |                           |                                |            |
|                      |                   |                           |                                |            |
|                      |                   |                           |                                |            |
|                      |                   |                           |                                |            |
|                      |                   |                           |                                |            |
 ____________________________________________________________________________________________________________________

 __________________________________________________________
| Property Type        | Amort                | IOFlag     |
|----------------------|----------------------|------------|
| One            73.60 | fix            23.91 | N    95.66 |
| 2-4 Unit       11.60 | 3 yr arm        1.93 | Y     4.34 |
| Pud-Detached    8.57 | 2 yr arm       69.82 |            |
| Condo           4.56 | 25LIB1M/IO/10   4.34 |            |
| Pud-Attached    1.66 |                      |            |
|                      |                      |            |
|                      |                      |            |
|                      |                      |            |
|                      |                      |            |
|                      |                      |            |
|                      |                      |            |
|                      |                      |            |
 __________________________________________________________



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


 _______________________________________________________________________________________________________________________________
| MTR             | 1st Rate Adj Dt  | Margins           | 1st Rate Cap  | Per Rate Cap  | Life Adj Cap         | Prepay Months |
|-----------------|------------------|-------------------|---------------|-------------- |----------------------|-------------- |
| Missing   23.91 |       .    23.91 | Missing     23.91 |   .     23.91 |  .      23.91 |  N/A           23.91 |  0.00   22.25 |
|                 | DEC2003     0.07 | 0.01-3.00    0.56 | 1.00     0.14 | 1.00     0.14 | 11.50-11.99%    0.12 | 12.00    6.83 |
|   0        3.34 | JAN2004     0.93 | 3.01-5.00    4.11 | 1.50    71.61 | 1.50    71.61 | 12.00-12.49%    5.51 | 24.00   55.08 |
|  13-24    69.82 | FEB2004     3.34 | 5.01-6.00   64.45 | 3.00     4.34 | 3.00     4.34 | 12.50-12.99%    7.31 | 36.00   15.84 |
|  25-36     1.93 | NOV2005     0.52 | 6.01-6.50    4.27 |               |               | 13.00-13.49%   10.97 |               |
|                 | DEC2005     5.72 | 6.51-7.00    2.65 |               |               | 13.50-13.99%   15.86 |               |
|                 | JAN2006    63.48 | 7.01-7.50    0.04 |               |               | 14.00-14.49%    9.92 |               |
|                 | FEB2006     0.10 |                   |               |               | 14.50-14.99%   12.27 |               |
|                 | NOV2006     0.12 |                   |               |               | 15.00-15.49%    6.19 |               |
|                 | DEC2006     0.22 |                   |               |               | 15.50-15.99%    4.88 |               |
|                 | JAN2007     1.59 |                   |               |               | 16.00-16.49%    1.34 |               |
|                 |                  |                   |               |               | *More*          1.72 |               |
 _______________________________________________________________________________________________________________________________



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.